UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 17, 2024

(Date of earliest event reported)

FREEDOM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52952	56-2560951
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 0524 Independence Ave.

Chatsworth, CA 91311

(Address of principal executive offices)

(818) 357-3155

(Registrant’s telephone number, including area code)

_________________________________

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered/
Common Stock	FHLD	OTC Markets: PINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable products, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entry into an Agreement and Plan of Merger and Reorganization with The Awareness Group:

On September 17, 2024, Freedom Holdings, Inc. (the “Company” or “FHLD”) entered an Agreement and Plan of Merger and Reorganization (the “Agreement”) with The Awareness Group, LLC (along with The Awareness Group, Inc., “TAG”) pursuant to which the Company acquired TAG through a reverse merger transaction (the “Merger”).

Under the terms of the Agreement, TAG became a wholly owned and fully operating subsidiary of the Company. As consideration for the Merger, Pablo Diaz received 10,000,000 shares of Series A Preferred Stock of the Company as the sole selling shareholder of TAG and certain pre-merger shareholders of the Company received a cumulative total of 10,000,000 shares of Series B Preferred Stock of the Company.

The entry into the Agreement and finalization of the Merger has resulted in a change in control of the Company. The information set forth above is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

About TAG

TAG is advancing the alternative energy industry through its innovative TAG GRID platform. This comprehensive growth engine integrates a national network of solar sales organizations, robust project funding and top-tier proprietary and third-party lending solutions for both commercial and residential solar projects, materials procurement and project installation, all on a national level. In the near future, the TAG GRID’s cutting-edge use of blockchain and crypto incentive programs will enable participants to earn rewards for energy production and allows solar energy to be sold peer-to-peer, maximizing returns for customers.

Additionally, TAG's corporate development strategy focuses on mergers and acquisitions (M&A), having acquired five foundational companies, including a licensed solar engineering, procurement and construction (EPC) company, fintech services, and a lead generation platform. These acquisitions are integrated into the TAG GRID. TAG structures its acquisitions for long-term success, with a focus on strategic planning, operational support, and scalable growth.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In conjunction with the entry into the Agreement and the closing of the Merger, the Company authorized the issuance of the following shares:

•	10,000,000 shares of Series A Preferred Stock to Pablo Diaz.
•	5,000,000 shares of Series B Preferred Stock to Mary Kistler
•	5,000,000 shares of Series B Preferred Stock to Florence Mellone

ITEM 5.01 Changes in CONTROL OF Registrant

On September 17, 2024, the Company authorized the issuance of 10,000,000 shares of Series A Preferred Stock to Pablo Diaz as consideration in exchange for his ownership interests in TAG. Pursuant to the Series A Preferred Stock Certificate of Designation, as amended, the holders of the Series A Preferred Stock control 89.5% of the vote on all Company matters submitted to shareholders for a vote. As a result of this transaction, and by virtue of the voting rights set forth in the Series A Preferred Stock Certificate of Designation, Mr. Diaz became the controlling shareholder and sole director of the Company.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 17, 2024, the following changes occurred in the order presented with respect to the Company’s officers and directors in conjunction with the closing of the Merger:

•

Pablo Diaz (48) was appointed as CEO and Chairman of the Board. Mr. Diaz has been a senior executive at two successful publicly traded companies. Since 2011, he has been party to over 14,000 alternative energy installations and has structured over $400 million dollars for alternative energy projects throughout the U.S. and Canada. A recognized industry expert, he has been featured in over 30 publications and media outlets, including the Washington Post, Houston Chronicle, and Yahoo Finance. In 2020, Mr. Diaz was awarded the Top Dynamic CEO by CEO Magazine.

•

Nadia Conn (63) was appointed as CFO. Ms. Conn serves as Chief Financial Officer and strategic business partner for TAG, bringing over 30 years’ experience leading the financial health, business strategy, accounting operations, and internal controls through a 360-degree business perspective. She previously served as CFO of several renewable energy companies, and at Jacobs Engineering. She has a master’s in economics from Tajikistan University and a B.S. in Accounting from Western International University.

•

Steve Park (61) was appointed as Secretary of the Board. Mr. Park has over 38 years of experience in public and private accounting. He is a former Audit Partner with Ernst & Young, in Hartford, CT and has held numerous permanent and interim CFO roles with both private and public companies. Most recently, he held interim CFO and controller roles for a $500M publicly traded financial markets and trading/educational company, a pre-IPO battery storage company, and an equity-backed elevator controls company.

•

Frank Moreno (47) was appointed as CMO. Mr. Moreno is a dynamic marketing executive with a demonstrated history of driving growth for energy sector businesses through the creation and delivery of unique, creative brand strategies, enhancing customer acquisition, and market position. He helps CEOs develop and implement strategic marketing and revenue growth initiatives. Mr. Moreno also brings an insights-based approach to digging into complex growth challenges, uncovering market opportunities, crafting growth-oriented strategic plans, and turning them into reality. He focuses on outcomes and on building impactful growth solutions with lasting value.

•

Marco Rubin (63) was appointed as an independent director. Mr. Rubin specializes in strengthening existing foundations within a professional investment community including venture capital, institutional investors, investment bankers, and private equity and corporate venture groups.

•

Brooks Holcomb (50) was appointed as an independent director. Mr. Holcomb, a magna cum laude law degree recipient from the University of Miami, is a practicing attorney who owns a law firm specializing in business law. Brooks has been published multiple times by the American Bar Association and the State Bar of Arizona, and also has been recognized as a top 50 pro bono attorney, as well as Guardian ad Litem Attorney of the Year.

•

Brian Odle (51) was appointed as a board advisor. Mr. Odle has over 30 years of experience in the finance and alternative energy space. He has owned mortgage companies and has worked in an executive management role under Mr. Diaz for the past twelve years. For the past five years he has served in an upper-level management capacity for the previous companies that Diaz led.

•	John E. Vivian (CEO, President, Director) and Robin Wright (CFO, Director) resigned from all officer and director positions held within the Company.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that the agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

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Exhibits

Exhibit No.	Description	Filed herewith (*)	Incorporated by reference (Filing)
10.1	Agreement and Plan of Merger and Reorganization dated September 17, 2024	*
17.1	Resignation of John E. Vivian dated September 17, 2024	*
17.2	Resignation of Robin Wright dated September 17, 2024	*
104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)	*

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Freedom Holdings, Inc.

Dated: December 11, 2024	By:	/s/ Pablo Diaz
Pablo Diaz, CEO

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